Business Combinations (Tables)	3 Months Ended
Mar. 31, 2022
Business Combinations [Abstract]
Schedule of Aggregate Purchase Price and Fair Value of Assets and Liabilities

The following table summarizes the purchase price and fair value of the assets and liabilities acquired on acquisition as of March 31, 2022 as described above. As of the date of the issuance of these financials, the determination of the final purchase price allocation to specific assets acquired and liabilities assumed is based on provisional amounts. The estimate of the purchase price allocations may change in future periods as the fair value estimates of assets and liabilities (including, but not limited to, goodwill, and intangibles) and the valuation of the related tax assets and liabilities are finalized.

Cash consideration	$449,790
Total purchase price	$449,790
Cash and cash equivalents	25,068
Trade and other receivables (1)	1,895
Deferred tax assets	12
Property, plant and equipment	371
Intangible assets (2)	223,300
Other assets - non-current	926
Trade and other payables	(20,539)
Deferred tax liability	(65,482)
Net assets acquired	$165,551
Goodwill (3)	$284,239

(1)
Gross contractual amounts receivable are equal to their book value where appropriate.
(2)
Intangible assets are primarily comprised of customer relationships, brands, and computer software.
(3)
Goodwill was primarily attributed to the expected synergies between the acquired business and the Company, the value of the employee workforce, and new customer acquisitions that do not qualify for separate recognition at the time of acquisition. The goodwill is not deductible for income tax purposes.

Schedule of Unaudited Proforma Consolidated Revenues and Net Loss

The unaudited pro forma consolidated revenues and net loss for the Company for the three months ended March 31, 2022 and 2021 were as follow, had these acquisitions occurred on January 1, 2021. These pro forma results are presented for informational purposes only and are not indicative of future operations or results that would have been achieved had the acquisitions been completed as of January 1, 2021.

	Three Months Ended March 31,
	2022	2021
Revenue	$370,302	$383,527
Net loss (1)	(1,164,511)	(76,542)

(1)
The pro forma net loss for three months ended March 31, 2022 was adjusted to exclude acquisition cost and include additional amortization and interest expense that would have been incurred assuming the intangible assets and associated debt had been recorded as of January 1, 2021. The pro forma net loss for the three months ended March 31, 2021 was adjusted to include the acquisition-related costs and additional amortization and interest expense that would have been incurred assuming the intangible assets and debt had been recorded as of January 1, 2021.